Exhibit 10.18

Share Pledge Agreement

This Share Pledge Agreement (this “Agreement”) is entered into as of May 29, 2018 by and among the following parties in Beijing, China:

Party A:                                      Wuhan Douyu Culture Network Technology Co., Ltd. (“Pledgee”)

Registered Address: No.007, Room A301, 3rd Floor, Building B1, Software Industry Phase 4.1, No.1 Software Park East Road, East Lake New Technology Development Zone, Wuhan (Wuhan Free Trade Zone)

Legal Representative: Shaojie Chen

Party B:                                      Shaojie Chen (“Pledgor”)

Identification Card No. [          ]

Party C:                                      Wuhan Ouyue Online TV Co., Ltd.

Registered Address: Room 01, 7th Floor, Building B4, Software Industry Phase 4.1, No.1 Software Park East Road, East Lake New Technology Development Zone, Wuhan

Legal Representative: Shaojie Chen

Pledgee, Pledgor and Party C are hereinafter collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS,

1.                                               Pledgor is a citizen of the People’s Republic of China (the “PRC”) and owns 100% equity of Party C. Party C is a limited liability company incorporated in Wuhan, Hubei, PRC. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee hereunder and agrees to provide necessary assistance for the registration of such pledge;

2.                                               Pledgee is a wholly foreign-owned enterprise incorporated in the PRC. Pledgee and Party C entered into the Exclusive Business Cooperation Agreement on May 29, 2018;

3.                                               In order to guarantee that Pledgee receives all payments due and payable by Party C from Party C, including but not limited to the consultation and service fee, Pledgor pledges all of its equity in Party C for the payment of the consultation and service fee by Party C under the Exclusive Business Cooperation Agreement.

1.                                               Definition

Unless otherwise provided herein, the following terms shall have the following meaning:

1.1                                        “Pledge” refers to the security interest granted by Pledgor to Pledgee under Article 2 hereof, that is, the right of Pledgee of being paid in priority with the proceeds from the conversion, auction or sale of the Equity.

1.2                                        “Equity” refers to all equity lawfully now held and hereafter acquired by Pledgor in Party C.

1.3                                        “Term of Pledge” refers to the term set forth in Article 3 hereof.

1.4                                        “Business Cooperation Agreement” refers to the Exclusive Business Cooperation Agreement entered into on May 29, 2018 by and between Pledgee and Party C which is partly owned by Pledgor.

1.1                                        “Event of Default” refers to any circumstance stated in Article 7 hereof.

1.2                                        “Notice of Default” refers to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.                                               Pledge

2.1                                        As the guarantee for the immediate and full payment and performance of any or all payments (including but not limited to the consultation and service fee payable to Pledgee under the Business Cooperation Agreement when due and payable, whether on the stipulated due date, by acceleration or otherwise, collectively as the “Secured Debt”) owed by Party C under the Business Cooperation Agreement, Pledgor hereby pledges its 100% equity of Party C (including the registered capital of CNY10,000,000 (contribution amount) of Party C currently owned by Pledgor and all equity interests related thereto, and further registered capital of Party C (contribution amount) that Pledgor may obtain in the future and all equity interests related thereto) to Pledgee as first priority pledge.

2.2                                        The Parties understand and agree that the monetary valuation arising out of or in connection with the Secured Debt until the Accounting Date (as defined below) shall be changing and floating valuation.

2.3                                        In case of any of the following events (“Accounting Event”), the value of the Secured Debt shall be determined per the total payable Secured Debt due but unpaid to Pledgee on the latest date before the occurrence of the Accounting Event or on the occurrence date thereof (“Determined Debt”):

2.3.1                                       Where the Business Cooperation Agreement expires or terminates pursuant to its relevant terms;

2.3.2                                       Where an Event of Default set forth in Article 7 hereof occurs and has not been cured, causing Pledgee to serve a Notice of Default to Pledgor in accordance with Article 7.3 hereof;

2.3.3                                       Pledgee, upon proper investigation, reasonably believes that Pledgor and/or Party C is insolvent or may be put into insolvency; or

2.3.4                                       Any other matter as required by the PRC laws to determine the Secured Debt.

2.4                                        For the avoidance of doubt, the occurrence date of Accounting Event shall be the accounting date (“Accounting Date”). Pledgee shall be entitled to enforce the Pledge at its option on or after the Accounting Date in accordance with Article 8.

2.5                                        Within the Term of Pledge (as defined below), Pledgee shall be entitled to collect any dividend or other distributable profit arising from the Equity.

3.                                               Term of Pledge

3.1                                        The Pledge shall take effect as of the date on which the administration for commerce and industry at the place where Party C is located (“Registration Authority”) registers and creates the same, and the term of such Pledge (“Term of Pledge”) shall last until the repayment or performance of the last obligation secured by such Pledge. The Parties agree that upon the execution and effectiveness of this Agreement, Pledgor and Party A shall immediately (and in no event later than the 20th day as of the Effective Date hereof) apply with the Registration Authority for registration of the creation of the Equity Pledge in accordance with the Measures for the Registration of Equity Pledge with the Administration for Commerce and Industry. The Parties further agree to complete all Equity pledge registration formalities, obtain the registration notice issued by the Registration Authority and have the Registration Authority fully and accurately record the pledge of the Equity on the register of equity pledge, within fifteen (15) days as of the official acceptance of the Equity pledge registration application by the Registration Authority. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee hereunder and agrees to provide any necessary assistance for the registration of such pledge.

3.2                                        Within the Term of Pledge, if Party C fails to pay the exclusive consultation or service fee or any Secured Debt pursuant to the Business Cooperation Agreement or perform other aspect thereof, Pledgee has the right but not the obligation to dispose such Pledge in accordance with this Agreement.

4.                                               Custody of Records for Equity subject to Pledge

4.1                                        Party C shall register the pledge hereunder in the register of shareholders of Party C on the Effective Date hereof, and provide Pledgee with a photocopy or scanned copy of such register of shareholders. Within the Term of Pledge set forth herein, Pledgee shall deliver the original of the contribution certificate of the Equity and the register of shareholders recording the Pledge (and other document as Pledgee may reasonably require, including but not limited to the Equity Registration Notice issued by the administration for commerce and industry) to Pledgee for custody within one week as of the creation of the Pledge upon registration. Pledgee shall always keep such items during the whole Term of Pledge set forth herein.

4.2                                        Within the Term of Pledge, Pledgee shall be entitled to collect the dividends arising from the Equity.

5.                                               Representations and Warranties of Pledgor and Party C

Pledgor represents and warrants to Pledgee that:

5.1                                        Pledgor is the sole legal and beneficial owner of the Equity, and except for being subject to the agreement otherwise entered into by and between Pledgor and Pledgee, it has legal, complete and full ownership to and in the Equity.

5.2                                        Pledgee shall be entitled to dispose the Equity in accordance with this Agreement.

5.3                                        Except for the Pledge and the agreement otherwise entered into by and between Pledgor and Pledgee, Pledgor has not created any security interest or other encumbrance over the Equity, and the Equity has no dispute over its ownership, is not subject to any detention or other legal proceeding or has similar threat, and may be pledged and transferred pursuant to applicable laws.

5.4                                        The execution of this Agreement and exercise of its rights hereunder or performance of its obligations hereunder by Pledgor will not violate any law, regulation, any agreement or contract to which Pledgor is a party, or any undertaking made by Pledgor to any third party.

5.5                                        All documents, materials, statements and certificates etc. provided to Pledgee by Pledgor are accurate, authentic, complete and valid.

Party C represents and warrants to Pledgee that:

5.6                                        It is a limited liability company duly registered and lawfully existing under the PRC Laws with independent legal personality, and has full and independent legal status and capacity to execute, deliver and perform this Agreement.

5.7                                        This Agreement, upon duly execution by it, constitutes its legal, valid and binding obligations.

5.8                                        It has full internal right and authorization to execute and deliver this Agreement and all other documents related to the transactions contemplated hereby as well as full right and authorization to consummate the transactions contemplated hereby.

5.9                                        With respect to its assets, there is no security interest or other encumbrance which may materially affect the right and interest of Pledgee in and to the Equity, including but not limited to transfer of any intellectual property right or asset with a value of over CNY100,000 of Party C, or any title or use encumbrance over such assets.

5.10                                 There is no pending or to the knowledge of Party C threatened litigation, arbitration or other legal proceeding against the Equity, Party C or its assets in any court or arbitral tribunal which has not been disclosed to Party A and Party B, and there is no pending or to the knowledge of Party C threatened administrative proceeding or administrative punishment against the Equity, Party C or its assets in any governmental authority or administrative authority which has not been disclosed to Party A and Party B, which in each case will have material or adverse effect on Party C’s economic status or the capacity of Pledgor to perform the obligations and security liability.

5.11                                 Party C hereby agrees to be jointly and severally liable to Pledgee for the representations and warranties made hereunder by all Pledgors or any one of them.

5.12                                 Party C hereby warrants to Pledgee that the said representations and warranties will be true and correct and fully complied with at any time and in any case before the obligations hereunder are fully performed or the Secured Debt is fully discharged.

6.                                               Covenants and Further Agreement of Pledgor and Party C

Pledgor covenants and further agrees that:

6.1                                        During the term of this Agreement, Pledgor hereby covenants to Pledgee that Pledgor will:

6.1.1                                       Except for the performance of the Exclusive Option Agreement entered into by and among Pledgor, Pledgee and Party C on May 29, 2018, without prior written consent of Pledgee, not transfer all or part of the Equity, create or allow any security interest or other encumbrance which may affect the rights and interests of Pledgee in the Equity, or permit others to do so;

6.1.2                                       Comply with all laws and regulations applicable to the pledge of rights; present to Pledgee the notices, orders or suggestions with respect to the Pledge (or any other related respect) issued or made by relevant government authorities within five (5) days upon receipt of such notices, orders or suggestions, without violating any laws or regulations and to the extent allowed by the competent authority; and comply with such notices, orders or suggestions or, alternatively, at the reasonable request of Pledgee or with consent of Pledgee, raise objection and provide statement to such notices, orders or suggestions;

6.1.3                                       Immediately notify Pledgee about any event or any notice received by Pledgor which may affect Pledgee’s right to all or any part of the Equity, and any event or any notice received by Pledgor which may affect Pledgor’s warranties and other obligations hereunder.

6.2                                        Pledgor agrees that Pledgee’s rights to the Pledge acquired hereunder shall not be interrupted or jeopardized by any legal proceeding initiated by Pledgor or any successor or representative of Pledgor or any other person.

6.3                                        In order to protect or effect the security interest granted by this Agreement for the payment of the consultation and service fee under the Business Cooperation Agreement and the performance of the Business Cooperation Agreement, Pledgor hereby covenants that it will sincerely execute and cause other parties which have interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor further covenants that it will do and cause other parties which have interest in the Pledge to do all acts required by Pledgee in furtherance of Pledgee’s exercise of its rights and authority granted hereby, and enter into all documents regarding the ownership of the Equity with Pledgee or a (natural/legal) person designated by Pledgee. Pledgor covenants that it will provide all notices, orders and decisions regarding the Pledge as Pledgee may require to Pledgee within reasonable period.

6.4                                        Pledgor hereby covenants to Pledgee that it will comply with and perform all warranties, covenants, agreements, representations and conditions hereunder. Pledgor shall compensate for all losses suffered by Pledgee due to Pledgor’s failure to perform or fully perform its warranties, covenants, agreements, representations and conditions.

6.5                                        In the event that the Equity pledged hereunder is subject to any mandatory measures imposed by the court or other governmental authority for whatsoever reason, Pledgor shall make all efforts, including (but not limited to) providing other guarantees to the court or taking other measures, to terminate such mandatory measures taken by the court or other governmental authority.

6.6                                        Where it is possible that the Equity will depreciate, which is sufficient to jeopardize Pledgee’s rights, Pledgee may require Pledgor to provide additional mortgage or security, and if Pledgor fails to provide the same, Pledgee may auction or sell the Equity at any time, and use the proceeds obtained thereby for repayment of the Secured Debt in advance or deposition; any costs incurred thereby shall be solely borne by Pledgor.

6.7                                        Without prior written consent of Pledgee, neither Pledgor nor Party C shall (or assist other party to) increase, decrease or transfer Party C’s registered capital (or its contribution amount to Party C) or create any encumbrance over the same (including the Equity). Subject to this provision, Party C’s equity registered and obtained by Pledgor after the date hereof shall be referred to as the “Extra Equity”. Pledgor and Party C shall, at the time when Pledgor obtains the Extra Equity, immediately enter into a supplementary equity pledge agreement with Pledgee with respect to the Extra Equity, and cause the board of directors and the shareholders’ meeting of Party C to approve such supplementary equity pledge agreement, and provide Pledgee with all documents necessary for the supplementary equity pledge agreement, including but not limited to: (a) the original of the shareholder’s contribution certificate with respect to the Extra Equity issued by Party C; and (b) the photocopy of the capital verification report with respect to the Extra Equity issued by a Chinese Certified Public Accountant. Pledgor and Party C shall go through the pledge registration formalities for the Extra Equity in accordance with Article 3.1 hereof.

6.8                                        Unless with the prior written instructions of Pledgee to the contrary, Pledgor and/or Party C agree that in case of any transfer of all or part of the Equity between Pledgor and any third party (“Equity Transferee”) in breach of this Agreement, Pledgor and/or Party C shall procure Equity Transferee to unconditionally acknowledge the Pledge and fulfill necessary pledge registration change formalities (including but not limited to execution of relevant documents), so as to ensure the existence of the Pledge.

6.9                                        If Pledgee provides a loan to Party C, Pledgor and/or Party C agree to grant the pledge to Pledgee with the Equity as the collateral to guarantee such loan, and fulfill relevant formalities, if any, as soon as possible pursuant to the laws, regulations or local customs, including but not limited to execution of relevant documents and handling relevant pledge creation (or change) registration formalities.

Party C covenants and further agrees that:

6.10                                 Where the execution and performance of this Agreement and the grant of the Equity Pledge hereunder require the consent, permission, waiver, authorization of any third party, or approval, permission, exemption of any governmental authority, or registration or filing with any governmental authority (if required by law), then Party C shall try to assist in obtaining and maintaining the same fully valid within the term hereof.

6.11                                 Without prior written consent of Pledgee, Party C will not assist or allow Pledgor to create any new pledge or grant any other security interest over the Equity, nor assist or allow Pledgor to transfer the Equity.

6.12                                 Party C agrees to strictly comply with the obligations under Articles 6.7, 6.8 and 6.9 hereof, jointly with Pledgor.

6.13                                 Without prior written consent of Pledgee, Party C shall not transfer Party C’s assets or create or allow the existence of any security interest or other encumbrance which may affect the right and interest of Pledgee in and to the Equity, including but not limited to transfer of any intellectual property right or asset with a value of over CNY100,000 of Party C, or any title or use encumbrance over such assets.

6.14                                 In case of any legal litigation, arbitration or other claim, which may have adverse effect on Party C, the Equity or the interests of Pledgee under the cooperation agreements (including but not limited to the Business Cooperation Agreement) and this Agreement, Party C covenants that it will promptly and timely notify Pledgee in writing and per the reasonable request of Pledgee, take all necessary measures to ensure the pledge interest of Pledgee over the Equity.

6.15                                 Party C shall not do or allow any act or action which may have adverse effect on the interest of Pledgee under the cooperation agreements (including but not limited to the Business Cooperation Agreement) and this Agreement or the Equity.

6.16                                 Party C will provide Pledgee with the financial statements of Party C for the previous calendar quarter in the first month of each calendar quarter, including but not limited to the balance sheet, income statement and cash flow statement.

6.17                                 Party C covenants to take all necessary measures and execute all necessary documents per the reasonable request of Pledgee, so as to ensure the pledge interest of Pledgee over the Equity and the exercise and realization of such interest.

6.18                                 In case of any transfer of Equity arising out of the exercise of the Pledge hereunder, Party C covenants to take all measures to complete such transfer.

7.                                               Event of Default

7.1                                        Each of the following events shall be regarded as an Event of Default:

7.1.1                                       Where Party C fails to fully pay the consultation and service fee payable under the Business Cooperation Agreement or any Secured Debt, or repay the loan mentioned in Article 6.9, if any, or breaches any other obligation of Party C thereunder;

7.1.2                                       Where any representation or warranty made by Pledgor in Article 5 hereof contains serious misrepresentation or error, and/or Pledgor breaches any warranty in Article 5 hereof;

7.1.3                                       Where Pledgor and Party C fail to complete the Equity pledge registration with the Registration Authority pursuant to Article 3.1 hereof;

7.1.4                                       Where Pledgor and Party C breach any provision of this Agreement;

7.1.5                                       Where Pledgor transfers or purports to transfer or waive the pledged Equity, or without written consent of Pledgee, assign the pledged Equity, except under the specified circumstance set forth in Article 6.1.1;

7.1.6                                       Where any of Pledgor’s own loans, guarantees, compensations, undertakings or other debt liabilities to any third party (1) is required for early repayment or performance due to Pledgor’s default; or (2) becomes due but cannot be repaid or performed as scheduled, causing material adverse effect on Pledgor’s ability to perform the obligations hereunder;

7.1.7                                       Where any approval, permit, license or authorization of the governmental authority which makes this Agreement enforceable, lawful and effective is withdrawn, suspended, invalid or substantially changed;

7.1.8                                       Where this Agreement becomes illegal or Pledgor cannot continue performing its obligations hereunder due to the promulgation of any applicable law;

7.1.9                                       Where there is any adverse change to the properties owned by Pledgor, which causes Pledgee to believe that the ability of Pledgor to perform the obligations hereunder has been affected;

7.1.10                                Where the successor or trustee of Party C may only partially perform or refuses to perform, the payment obligations under the Business Cooperation Agreement; and

7.1.11                                Other circumstances where Pledgee cannot or may not exercise its rights to and in the Pledge.

7.2                                        Pledgor shall immediately notify Pledgee in writing once it is aware of or finds out any circumstance set forth in Article 7.1 or the occurrence of any event which may lead to the said circumstance.

7.3                                        Unless the Event of Default listed in this Article 7.1 has been resolved satisfactory to Pledgee within thirty (30) days as of the notice of Pledgee to Pledgor and/or Party C requiring the latter to remedy their/its default, Pledgee may give a Notice of Default to Pledgor at any time thereafter, requiring the Pledgor to immediately pay all outstanding amount due and payable under the Business Cooperation Agreement and all other due and payable amounts to Pledgee, and/or repay the loan and/or dispose the Pledge in accordance with Article 8 hereof.

8.                                               Exercise of the Pledge

8.1                                        Prior to the full performance of the Business Cooperation Agreement and the full payment of the consultation and service fee set forth thereunder, without written consent of Pledgee, Pledgor shall not transfer the Pledge or its Equity in Party C.

8.2                                        Pledgee may give a Notice of Default to Pledgor when it intends to exercise the Pledge.

8.3                                        Subject to Article 7.3, Pledgee may exercise the right to enforce the Pledge simultaneously with or at any time after the issuance of the Notice of Default in accordance with Article 7.2. Once Pledgee chooses to enforce the Pledge, Pledgor shall no longer own any right or interest relating to the Equity.

8.4                                        In case of default, within the permitted scope and in accordance with applicable laws, Pledgee shall be entitled to legally dispose the pledge Equity; and the balance, if any, of all proceeds received by Pledgee from its exercise of the Pledge after discharge of the secured obligation shall be paid to Pledgor or the person entitled to receive such amount, without interest.

8.5                                        When Pledgee disposes the Pledge in accordance with this Agreement, Pledgor and Party C shall give necessary assistance so that Pledgee may enforce the Pledge in accordance with this Agreement.

8.6                                        All actual expenses, taxes and all legal costs, etc. relating to the creation of equity pledge hereunder and the realization of the rights of Pledgee shall be borne by Pledgor, except for those required by laws to be borne by Pledgee.

9.                                               Assignment

9.1                                        Pledgor may not assign or delegate its rights and obligations hereunder without prior written consent of Pledgee.

9.2                                        This Agreement shall be binding upon Pledgor and his successors and permitted assigns and effective for Pledgee and each of its successors and permitted assigns.

9.3                                        Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to any (natural/legal) person designated by it at any time, in which case, the assignee shall enjoy and assume the rights and obligations of Pledgee hereunder, as if he/it is an original party hereto. When Pledgee assigns the rights and obligations under the Business Cooperation Agreement, at the request of Pledgee, Pledgor shall execute the relevant agreements and/or other documents with respect to such assignment.

9.4                                        In case that pledgee changes due to such assignment, then at the request of Pledgee, Pledgor and Party C shall enter into a new pledge contract with the same terms and conditions as this Agreement, with the new pledgee.

9.5                                        Pledgor shall be in strict compliance with this Agreement and other contracts jointly or severally signed with all or one of the other Parties hereto, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, and perform its obligations under this Agreement and other contracts, and refrain from any act/omission which may affect the validity and enforceability thereof. Pledgor shall not exercise any of its remaining right over the Equity pledged hereunder unless otherwise instructed by Pledgee in writing.

10.                                        Termination

Upon the full performance of the Business Cooperation Agreement and the full payment of the consultation and service fee thereunder, and after the obligations of Party C thereunder terminate, this Agreement shall terminate, and Pledgee shall terminate this Agreement as soon as reasonably practicable.

11.                                        Fees and Other Charges

Party C shall be responsible for all fees and actual expenses in relation to this Agreement, including but not limited to attorney’s fee, production costs, stamp duty and any other taxes and charges. Should applicable laws require Pledgee or Pledgor to assume several taxes and fees, Party C shall fully reimburse Pledgee or Pledgor for the taxes and fees that have been paid.

12.                                        Confidentiality Liabilities

The Parties acknowledge that any oral or written information exchanged with respect to this Agreement shall be confidential information. Each Party shall keep in confidential all such information, and without written consent of the other Parties, it shall not disclose any relevant information to any third party except under the following circumstances: (a) where such information is or becomes known by the general public (for reasons other than the disclosure to the public by the Party receiving such information); (b) where the disclosure of such information is required by applicable laws or stock exchange rules or regulations; or (c) where a Party discloses such information for the purpose of the transaction contemplated herein to its legal or financial advisor which is also bound by the confidentiality obligation similar to that provided in this Article. The disclosure of any confidential information by the staff or organization hired or engaged by a Party shall be deemed as the disclosure of such confidential information by such Party, and such Party shall be held liable for breach of this Agreement. This Article shall survive the termination of this Agreement for whatsoever reason.

13.                                        Governing Law and Dispute Resolution

13.1                                 The execution, validity, interpretation and performance of this Agreement and the resolution of dispute hereunder shall be governed by the PRC laws officially published and publicly available. International legal principles and practices shall apply to the matters on which the PRC laws officially published and publicly available are silent.

13.2                                 Any dispute arising out of the interpretation and performance of this Agreement shall be resolved by the Parties through good-faith negotiation. In case that the Parties fail to resolve such dispute within 30 days as of the request of a Party for resolution through negotiation, either Party then may submit such dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in force. The arbitration shall take place in Beijing and the language of arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties. The arbitral tribunal may rule on compensating or offsetting Party A’s loss caused by the breach of contract of the other Party hereto with respect to Party C’s equity interest, asset or property interest, decide on injunctive relief with respect to business or mandatory asset transfer, or order Party C to go bankrupt. Upon the effectiveness of the arbitral award, either Party may apply with a competent court for enforcement of the arbitration award. When necessary, the arbitration institution may, before the final award on the dispute of the parties, rule that the breaching party immediately ceases the breach or that the breaching party may not act in furtherance of the loss suffered by Party A. The competent courts in Hong Kong, the Cayman Islands or other jurisdiction (including the courts at the domicile of Party C, or the courts at the place where the main assets of Party C or Party A are located, which shall be deemed as competent) shall also be entitled to grant or enforce the award of the tribunal and rule or enforce provisional relief in respect of Party C’s equity interest or property interest, and also make decision or ruling to grant provisional relief to the Party requesting for arbitration pending the composition of the tribunal or in other proper circumstances, such as decision or ruling that the breaching party immediately ceases the breach of contract or that the breaching party may not act in furtherance of the loss suffered by Party A.

13.3                                 In case of any dispute arising out of the interpretation and performance of this Agreement, or during the arbitration of any dispute, except for the disputed matter, the Parties shall continue exercising their rights and performing their obligations hereunder.

14.                                        Notice

14.1                                 All notices and other communication required or permitted hereunder shall be sent to the following address of the Party by personal delivery, or registered mail with postage prepaid, commercial courier service or fax. For each notice, a confirmation shall be also be sent via email. Such notice shall be deemed validly served on the date below:

14.1.1                                If given by personal delivery, courier service or registered mail with postage prepaid, on the date of delivery or refusal at the recipient address designated in the notice.

14.1.2                                If given by fax, on the date of successful transmission, as evidenced by an automatically generated confirmation of transmission.

14.2                                 For the purpose of notice, the addresses of the Parties shall be as follows:

Party A:                                      Wuhan Douyu Culture Network Technology Co., Ltd.

Address:                                       18th Floor, Building F4, Guanggu Software Park, Guanshan Avenue, Hongshan District, Wuhan, Hubei

Attn.:                                                       Mingming Su

Email:                                                  [         ]

Tel:                                                                 [         ]

Party B:                                      Shaojie Chen

Address:                                       18th Floor, Building F4, Guanggu Software Park, Guanshan Avenue, Hongshan District, Wuhan, Hubei

Tel:                                                                 [           ]

Party C:                                      Wuhan Ouyue Online TV Co., Ltd.

Address:                                       18th Floor, Building F4, Guanggu Software Park, Guanshan Avenue, Hongshan District, Wuhan, Hubei

Attn.:                                                       Mingming Su

Email:                                                  [           ]

Tel:                                                                 [           ]

14.3                                 Either Party may change its address for notice at any time upon notice to the other Parties per this Article.

15.                                        Severability

Where any provision or several provisions hereof are held to be invalid, illegal or unenforceable in any aspect under any applicable law or regulation, the validity, legality and enforceability of the remaining provisions hereof shall in no way be affected or damaged. The Parties shall, through good faith negotiation, make efforts to replace such invalid, illegal or unenforceable provisions with valid provisions to the fullest extent permitted by laws and meeting expectations of the Parties, and the economic effects produced by such valid provisions shall be close to the economic effects of such invalid, illegal or unenforceable provisions as much as possible.

16.                                        Appendix

The appendices attached hereto shall be integral parts of this Agreement.

17.                                        Effectiveness

17.1                                 This Agreement shall take effect upon the signature or seal by the Parties. Any amendment, change and supplement to this Agreement shall be made in writing.

17.2                                 This Agreement is written in Chinese and made in quadruplicate (4). Pledgor, Pledgee and Party C shall each hold one (1) copy and file one (1) copy with the Registration Authority. Each copy of this Agreement shall have the same effect.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement on the date first written above.

Party A:

Wuhan Douyu Culture Network Technology Co., Ltd. (Seal)

/s/ Seal of Wuhan Douyu Culture Network Technology Co., Ltd.
By:	/s/ Shaojie Chen
Name: Shaojie Chen

Party C:

Wuhan Ouyue Online TV Co., Ltd. (Seal)

/s/ Seal of Wuhan Ouyue Online TV Co., Ltd.
By:	/s/ Shaojie Chen
Name: Shaojie Chen

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement on the date first written above.

Party B:

Shaojie Chen

By:	/s/ Shaojie Chen

Appendix:

1.                                     Register of Shareholders of Wuhan Ouyue Online TV Co., Ltd.

2.                                     Exclusive Business Cooperation Agreement